Exhibit 10.1
THIRTY-SECOND AMENDMENT TO CREDIT AGREEMENT
     THIRTY-SECOND AMENDMENT, dated as of May 26, 2009 (this “Amendment”), to the Credit and Guaranty Agreement, dated as of July 19, 2007, as amended by the First Amendment and Waiver to Credit Agreement, dated as of November 9, 2007, the Second Amendment to Credit Agreement, dated as of March 12, 2008, the Third Amendment to Credit Agreement, dated as of March 26, 2008, the Fourth Amendment to Credit Agreement, dated as of July 18, 2008, the Fifth Amendment to Credit Agreement, dated as of July 24, 2008, the Sixth Amendment to Credit Agreement, dated as of August 25, 2008, the Seventh Amendment to Credit Agreement, dated as of September 30, 2008, the Eighth Amendment to Credit Agreement, dated as of October 2, 2008, the Ninth Amendment to Credit Agreement, dated as of October 29, 2008, the Tenth Amendment to Credit Agreement, dated as of November 6, 2008, the Eleventh Amendment to Credit Agreement, dated as of November 14, 2008, the Twelfth Amendment to Credit Agreement, dated as of November 21, 2008, the Thirteenth Amendment to Credit Agreement, dated as of December 4, 2008, the Fourteenth Amendment to Credit Agreement, dated as of December 19, 2008, the Fifteenth Amendment to Credit Agreement, dated as of January 5, 2009, the Sixteenth Amendment to Credit Agreement, dated as of January 16, 2009, the Seventeenth Amendment to Credit Agreement, dated as of February 5, 2009, the Eighteenth Amendment to Credit Agreement, dated as of February 17, 2009, the Nineteenth Amendment to Credit Agreement, dated as of February 23, 2009, the Twentieth Amendment to Credit Agreement, dated as of March 3, 2009, the Twenty-First Amendment to Credit Agreement, dated as of March 10, 2009, the Twenty-Second Amendment to Credit Agreement, dated as of March 17, 2009, the Twenty-Third Amendment to Credit Agreement, dated as of March 24, 2009, the Twenty-Fourth Amendment to Credit Agreement, dated as of March 25, 2009, the Twenty-Fifth Amendment to Credit Agreement, dated as of March 31, 2009, the Twenty-Sixth Amendment to Credit Agreement, dated as of April 7, 2009, the Twenty-Seventh Amendment to Credit Agreement, dated as of April 21, 2009, the Twenty-Eighth Amendment to Credit Agreement, dated as of April 28, 2009, the Twenty-Ninth Amendment to Credit Agreement, dated as of May 5, 2009, the Thirtieth Amendment to Credit Agreement, dated as of May 12, 2009, the Thirty-First Amendment to Credit Agreement, dated as of May 19, 2009 and that certain letter agreement dated February 26, 2008 (as further amended, restated or otherwise modified from time to time, the “Credit Agreement”), by and among Proliance International Inc., a Delaware corporation (“Holdings” and the “Borrower”), certain domestic subsidiaries of the Borrower listed as a “Guarantor” on the signature pages thereto (together with each other Person (as defined in the Credit Agreement) that guarantees all or any portion of the Obligations (as defined in the Credit Agreement) from time to time, each a “Guarantor” and collectively, the “Guarantors”), the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”), Silver Point Finance, LLC, a Delaware limited liability company (“Silver Point”), as collateral agent for the Agents (as hereinafter defined) and the Lenders (in such capacity, together with its successors and assigns in such capacity, if any, the “Collateral Agent”), and as administrative agent for the Agents and the Lenders (in such capacity, together with its successors and assigns in such capacity, if any, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”) and Silver Point as lead arranger (in such capacity, together with its successors and assigns in such capacity, if any, the “Lead Arranger”).

     WHEREAS, capitalized terms used in these recitals shall have the respective meanings set forth in the Credit Agreement unless otherwise defined herein.
     WHEREAS, the Credit Parties have requested that the Agents and the Lenders amend certain provisions of the Credit Agreement, subject to the terms and conditions set forth in this Amendment.
     WHEREAS, the Agent and the Lenders are willing to agree to this requested Amendment, but only upon the terms and subject to the conditions set forth herein.
     NOW, THEREFORE, in consideration of the foregoing and the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Credit Parties, the Agents and the Lenders hereby agree as follows:
     1. Definitions. All capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.
     2. Defined Terms in the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended, as follows:
          (a) New Definitions. Section 1.1 of the Credit Agreement is hereby amended by adding the definitions of the following terms thereto, in alphabetical order, to read in their entirety as follows:
          “Thirty-Second Amendment’ means the Thirty-Second Amendment to the Credit Agreement, dated as of May 26, 2009, by and among the Credit Parties, the Requisite Lenders and the Agents.”
          “Thirty-Second Amendment Effective Date’ has the meaning ascribed to the term “Thirty-Second Amendment Effective Date” in the Thirty-Second Amendment.”
     3. Section 2.23 — Waiver Reserve. Section 2.23 of the Credit Agreement is hereby amended by replacing the reference therein to “May 26, 2009” with “June 2, 2009”.
     4. Twenty-Second Amendment — Forbearance. Section 5 of the Twenty-Second Amendment is hereby amended by replacing the reference therein to “May 26, 2009” with “June 2, 2009”.
     5. Section 5.13 — Interest Rate Protection. Section 5.13 of the Credit Agreement is hereby amended by replacing the reference therein to “May 29, 2009” with “June 30, 2009”
     6. Conditions to Effectiveness. This Amendment shall become effective (the “Thirty-Second Amendment Effective Date”) only upon satisfaction in full of the following conditions precedent:

     (a) Collateral Agent shall have received counterparts of this Amendment that bear the signatures of each Credit Party, each Agent and the Requisite Lenders.
     (b) Except as set forth in the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment, the Eleventh Amendment, the Twelfth Amendment, the Thirteenth Amendment, the Fourteenth Amendment, the Fifteenth Amendment, the Sixteenth Amendment, the Seventeenth Amendment, the Eighteenth Amendment, the Nineteenth Amendment, the Twentieth Amendment, the Twenty-First Amendment, the Twenty-Second Amendment, the Twenty-Third Amendment, the Twenty-Fourth Amendment, the Twenty-Fifth Amendment, the Twenty-Sixth Amendment, the Twenty-Seventh Amendment, the Twenty-Eighth Amendment, the Twenty-Ninth Amendment, the Thirtieth Amendment, the Thirty-First Amendment and this Amendment, the representations and warranties contained herein, in Section IV of the Credit Agreement and in each other Credit Document are true and correct in all material respects on and as of the Thirty-Second Amendment Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects on and as of such earlier date).
     (c) Borrower shall have paid to Administrative Agent all amounts due and owing to any Agent or any Lender in connection with this Amendment and the Credit Documents.
     (d) Except as expressly waived herein, no Default or Event of Default shall have occurred and be continuing on the Thirty-Second Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.
     (e) All legal matters incident to this Amendment shall be reasonably satisfactory to the Agents and their respective counsel.
     7. Representations and Warranties. Each Credit Party represents and warrants as follows:
     (a) Organization, Good Standing, Etc. Each Credit Party (i) is a corporation, limited liability company or limited partnership, duly organized, validly existing and in good standing under the laws of the state or jurisdiction of its organization, (ii) has all requisite power and authority to execute and deliver this Amendment, consummate the transactions contemplated hereby and perform the Credit Agreement, as amended and modified hereby and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary other than in such jurisdictions where the failure to be so qualified and in good standing could not reasonably be expected to have a Material Adverse Effect.
     (b) Authorization, Etc. The execution, delivery and performance by each Credit Party of this Amendment and the performance by each Credit Party of the Credit Agreement, as amended and modified hereby (i) have been duly authorized by all necessary action, (ii) do not and will not contravene its charter or by-laws, its limited liability company or operating agreement or its certificate of partnership or partnership agreement, as applicable, or any applicable law, or any contractual restriction binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Credit Document) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to its operations or any of its properties.
     (c) Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by any Credit Party of this Amendment or the performance by any Credit Party of the Credit Agreement, as amended and modified hereby.
     (d) Enforceability of Credit Documents. Each of this Amendment and the Credit Agreement, as amended and modified hereby, is a legal, valid and binding obligation of the Credit Parties which are party hereto or thereto, enforceable against such Credit Parties in accordance with its terms, except as enforceability may be limited by equitable principles and by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally.
     (e) Representations and Warranties; No Default. Except as set forth in the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment, the Eleventh Amendment, the Twelfth Amendment, the Thirteenth Amendment, the Fourteenth Amendment, the Fifteenth Amendment, the Sixteenth Amendment, the Seventeenth Amendment, the Eighteenth Amendment, the Nineteenth Amendment, the Twentieth Amendment, the Twenty-First Amendment, the Twenty-Second Amendment, the Twenty-Third Amendment, the Twenty-Fourth Amendment, the Twenty-Fifth Amendment, the Twenty-Sixth Amendment, the Twenty-Seventh Amendment, the Twenty-Eighth Amendment, the Twenty-Ninth Amendment, the Thirtieth Amendment, the Thirty-First Amendment and this Amendment, the representations and warranties contained herein, in Section IV of the Credit Agreement and in each other Credit Document are true and correct in all material respects on and as of the Thirty-Second Amendment Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects on and as of such earlier date); and, except as expressly waived herein, no Default or Event of Default shall have occurred and be continuing on the Thirty-Second Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.
     8. Effect of Amendment; Continued Effectiveness of the Credit Agreement.
     (a) Ratifications. Except as otherwise expressly provided herein, (i) the Credit Agreement and the other Credit Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the Thirty-Second Amendment Effective Date (A) all references in the Credit Agreement to “this

Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended and modified by this Amendment, and (B) all references in the other Credit Documents to the “Credit Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended and modified by this Amendment, (ii) to the extent that the Credit Agreement or any other Credit Document purports to pledge to the Collateral Agent, or to grant to the Collateral Agent a security interest in or lien on, any collateral as security for the Obligations or the Guaranteed Obligations, such pledge or grant of a security interest or lien is hereby ratified and confirmed in all respects, and (iii) the execution, delivery and effectiveness of this Amendment shall not operate as an amendment of any right, power or remedy of the Agents or the Lenders under the Credit Agreement or any other Credit Document, nor constitute an amendment of any provision of the Credit Agreement or any other Credit Document. This Amendment shall be effective only in the specific instances and for the specific purposes set forth herein and does not allow for any other or further departure from the terms and conditions of the Credit Agreement or any other Credit Document, which terms and conditions shall remain in full force and effect.
     (b) No Waivers. Except as expressly set forth herein, this Amendment is not a waiver of, or consent to, any Default or Event of Default now existing or hereafter arising under the Credit Agreement or any other Credit Document and the Agents and the Lenders expressly reserve all of their rights and remedies under the Credit Agreement and the other Credit Documents in respect of all such Defaults or Events of Default not waived or consented to hereby, by the Second Amendment, by the Third Amendment, by the Fourth Amendment, by the Fifth Amendment, by the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment, the Eleventh Amendment, the Twelfth Amendment, the Thirteenth Amendment, the Fourteenth Amendment, the Fifteenth Amendment, the Sixteenth Amendment, Seventeenth Amendment, the Eighteenth Amendment, the Nineteenth Amendment, the Twentieth Amendment, the Twenty-First Amendment, the Twenty-Second Amendment, the Twenty-Third Amendment, the Twenty-Fourth Amendment, the Twenty-Fifth Amendment, the Twenty-Sixth Amendment, the Twenty-Seventh Amendment, the Twenty-Eighth Amendment, the Twenty-Ninth Amendment, the Thirtieth Amendment or the Thirty-First Amendment, under applicable law or otherwise.
     (c) Amendment as Credit Document. Each Credit Party confirms and agrees that this Amendment shall constitute a Credit Document under the Credit Agreement. Accordingly, it shall be an Event of Default under the Credit Agreement if any representation or warranty made or deemed made by any Credit Party under or in connection with this Amendment shall have been incorrect in any material respect when made or deemed made or if any Credit Party fails to perform or comply with any covenant or agreement contained herein.
     9. Release. Each Credit Party hereby acknowledges and agrees that: (a) neither it nor any of its Affiliates has any claim or cause of action against any Agent, the Borrowing Base Agent or any Lender (or any of their respective Affiliates, officers, directors, employees, attorneys, consultants or agents) and (b) each Agent, the Borrowing Base Agent, and each Lender has heretofore properly performed and satisfied in a timely manner all of its obligations to the Credit Parties and their Affiliates under the Credit Agreement and the other Credit Documents. Notwithstanding the foregoing, the Agents, the Borrowing Base Agent and the Lenders wish (and the Credit Parties agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of the Agents’, the Borrowing Base Agent’s and the Lenders’ rights, interests, security and/or remedies under the Credit Agreement and the other Credit Documents. Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each Credit Party (for itself and its Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the “Releasors”) does hereby fully, finally, unconditionally and irrevocably release and forever discharge each Agent, the Borrowing Base Agent, each Lender and each of their respective Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the “Released Parties”) from any and all debts, claims, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise (collectively, “Claims”), which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done (collectively, “Actions”) on or prior to the Thirty-Second Amendment Effective Date arising out of, connected with or related in any way to this Amendment, the Credit Agreement or any other Credit Document, or any act, event or transaction related or attendant thereto done or omitted to be done on or prior to the Thirty-Second Amendment Effective Date, or the agreements of any Agent, the Borrowing Base Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Credit Party, or the making of any Loans or other advances, or the management of such Loans or advances or the Collateral on or prior to the Thirty-Second Amendment Effective Date. For the avoidance of doubt, nothing contained in this Amendment shall be deemed to release or discharge any Released Party from any Claims arising out of, in connection with or related in any way to Actions occurring after the date of this Amendment.
     10. Miscellaneous.
     (a) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Amendment.
     (b) Headings. Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
     (c) Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
     (d) Expenses. The Borrower will pay on demand all reasonable fees, costs and expenses of the Agents, the Borrowing Base Agent and the Lenders in connection with the preparation, execution and delivery of this Amendment and all documents incidental hereto, including, without limitation, the reasonable fees, disbursements and other charges of Schulte

Roth & Zabel LLP, counsel to Administrative Agent and Collateral Agent, and of McGuireWoods LLP, counsel to Borrowing Base Agent. In addition, the Borrower will pay all costs and expenses, including attorneys’ fees (including allocated costs of internal counsel) and costs of settlement, incurred by any Agent, Borrowing Base Agent and Lenders in enforcing any Obligations of or in collecting any payments due from any Credit Party hereunder or under the other Credit Documents by reason of any Default or Event of Default (including in connection with the sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Guaranty) or in connection with any refinancing or restructuring of the credit arrangements provided hereunder in the nature of a “work out” or pursuant to any insolvency or bankruptcy cases or proceedings (including, without limitation, the costs and expenses of any advisers retained by Agents, the Borrowing Base Agent and Lenders; provided, that so long as no Event of Default has occurred and is continuing the Borrower shall not be responsible for costs and expenses of CRS in excess of $25,000).
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER: PROLIANCE INTERNATIONAL, INC.
By:	/s/ Arlen F. Henock
	Name:	Arlen F. Henock
	Title:	Executive Vice President, Chief Financial Officer

GUARANTORS: AFTERMARKET LLC
By:	/s/ Arlen F. Henock
	Name:	Arlen F. Henock
	Title:	Vice President

AFTERMARKET DELAWARE CORPORATION
By:	/s/ Arlen F. Henock
	Name:	Arlen F. Henock
	Title:	Vice President

PROLIANCE INTERNATIONAL HOLDING CORPORATION
By:	/s/ Arlen F. Henock
	Name:	Arlen F. Henock
	Title:	President

AGENTS AND LEAD ARRANGER: SILVER POINT FINANCE, LLC, as Administrative Agent, Lead Arranger and Collateral Agent
By:	/s/ Zachary M. Zeitlin
	Name:	Zachary M. Zeitlin
	Title:	Authorized Signatory

LENDERS: SPF CDO I, LTD., as a Lender
By:	/s/ Zachary M. Zeitlin
	Name:	Zachary M. Zeitlin
	Title:	Authorized Signatory

FIELD POINT I, LTD. as a Lender
By:	/s/ Zachary M. Zeitlin
	Name:	Zachary M. Zeitlin
	Title:	Authorized Signatory

FIELD POINT II, LTD. as a Lender
By:	/s/ Zachary M. Zeitlin
	Name:	Zachary M. Zeitlin
	Title:	Authorized Signatory

FIELD POINT III, LTD. as a Lender
By:	/s/ Zachary M. Zeitlin
	Name:	Zachary M. Zeitlin
	Title:	Authorized Signatory

FIELD POINT IV, LTD. as a Lender
By:	/s/ Zachary M. Zeitlin
	Name:	Zachary M. Zeitlin
	Title:	Authorized Signatory

BORROWING BASE AGENT AND LENDER: WELLS FARGO FOOTHILL, LLC, as Borrowing Base Agent and a Lender
By:	/s/ Jonathan Boynton
	Name:	Jonathan Boynton
	Title:	VP